COHEN & STEERS GLOBAL REALTY SHARES, INC.

CLASS A (CSFAX), CLASS C (CSFCX), CLASS F (GRSFX), CLASS I (CSSPX),

CLASS R (GRSRX) AND CLASS Z (CSFZX) SHARES

Supplement dated March 24, 2022 to

Summary Prospectus and Prospectus dated May 1, 2021, as supplemented September 21, 2021

Statement of Additional Information dated March 1, 2022

Effective April 29, 2022, Jason Yablon will be added as a portfolio manager of Cohen & Steers Global Realty Shares, Inc. (the “Fund”). Jon Cheigh, William Leung, Rogier Quirijns and Ji Zhang will continue to serve as portfolio managers of the Fund. As of March 24, 2022, Jason Yablon did not beneficially own any equity securities of the Fund.

Accordingly, the section titled “Investment Management—Portfolio Managers” of the Fund’s Summary Prospectus and Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Jon Cheigh—Chief Investment Officer and Executive Vice President of the Advisor. Mr. Cheigh has been a portfolio manager of the Fund since 2012.

William Leung—Senior Vice President of the Advisor. Mr. Leung has been a portfolio manager of the Fund since 2012.

Rogier Quirijns—Senior Vice President of the Advisor. Mr. Quirijns has been a portfolio manager of the Fund since 2012.

Ji Zhang—Vice President of the Advisor. Ms. Zhang has been a portfolio manager of the Fund since 2021.

Jason Yablon—Executive Vice President of the Advisor. Mr. Yablon has been a portfolio manager of the Fund since 2022.

In addition, the section titled “Management of the Fund—Portfolio Managers” of the Fund’s Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Jon Cheigh—Mr. Cheigh joined the Advisor in 2005 and currently serves as Executive Vice President of the Advisor, Chief Investment Officer and Head of the Global Real Estate investment team. He is based in New York.

William Leung—Mr. Leung has been with CNS Asia since 2012 and currently serves as Senior Vice President of the Advisor, and Head of the Asia Pacific Real Estate investment team. He is based in Hong Kong.

Rogier Quirijns—Mr. Quirijns joined the Advisor in 2008 and currently serves as Senior Vice President of the Advisor, and Head of the Europe Real Estate investment team. He is based in London.

Ji Zhang—Ms. Zhang joined the Advisor in 2018 and currently serves as Vice President of the Advisor, and a member of the Global Real Estate investment team. Ms. Zhang is a Chartered Financial Analyst charterholder. She is based in New York.

Jason Yablon—Mr. Yablon joined the Advisor in 2004 and currently serves as Executive Vice President of the Advisor, and is a Head of the U.S. Real Estate investment team. He is based in New York.

The Advisor utilizes a team-based approach in managing the Fund. Messrs. Cheigh, Leung, Quirijns and Yablon and Ms. Zhang direct and supervise the execution of the Fund’s investment strategy, and Mr. Cheigh leads and guides the other members of the investment team.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

In addition, the “Accounts Managed” table of the section titled “Investment Advisory and Other Services— Portfolio Managers” of the Fund’s Statement of Additional Information is hereby revised with respect to the Fund as follows:

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Global Realty Shares*
Jon Cheigh	6	$16,237	33	$4,723	26	$8,569	(1)
William Leung	2	$714	35	$6,339	20	$7,829	(1)
Rogier Quirijns	2	$714	35	$6,339	20	$7,829	(1)
Ji Zhang	2	$714	32	$4,563	25	$8,460	(1)
Jason Yablon	11	$27,000	15	$9,615	30	$7,635	(2)

*	Other accounts managed data as of February 28, 2022.
(1)	One “Other Account”, with total assets of $1,703 million as of February 28, 2022, is subject to performance based fees.
(2)	Two “Other Accounts”, with total assets of $266 million as of February 28, 2022, are subject to performance based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

CSSSPRO – 3.24.2022